UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 31, 2006


                            Heartland Partners, L.P.
               (Exact Name of Registrant as Specified in Charter)

                Delaware                  1-10520             36-3606475
      (State or Other Jurisdiction      (Commission        (I.R.S. Employer
   of Incorporation or Organization)     File Number)      Identification No.)

53 W. Jackson Blvd., Suite 1150 Chicago, Illinois                60604
     (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (312) 834-0592

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              _____________________

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 31, 2006, Heartland Partners, L.P. (the "Company") issued a press release announcing results for the fiscal quarter and year ended December 31, 2005. The complete text of the press release is attached as an exhibit to this current report on Form 8-K.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT        DESCRIPTION
-------        -----------

 99.1 Press Release of Heartland Partners, L.P. dated March 31, 2006 (furnished not filed).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HEARTLAND PARTNERS, L.P.


                                     By: CMC/HEARTLAND PARTNERS HOLDINGS, INC.,
                                         its General Partner


Date:  March 31, 2006                By: /s/ Lawrence S. Adelson
                                         ---------------------------------------
                                         Name:  Lawrence S. Adelson
                                         Title: President

                                  EXHIBIT INDEX

EXHIBIT        DESCRIPTION
-------        -----------

 99.1 Press Release of Heartland Partners, L.P. dated March 31, 2006 (furnished not filed).